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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549


                                   Form 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 July 1, 1999


                             FISHER COMPANIES INC.
            (Exact name of registrant as specified in its charter)



                                  WASHINGTON
                (State or other jurisdiction of incorporation)


                 000-22349                         91-0222175
           ------------------------         ----------------------------
           (Commission File Number)        IRS Employer Identification No.


                             1525 One Union Square
                             600 University Street
                        Seattle, Washington 99101-3185
             (Address of principal executive offices)  (zip code)


      Registrant's telephone number, including area code:  (206) 624-2752
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Item 2.  Acquisition or Disposition of Assets

     On July 1, 1999, Fisher Companies Inc., a Washington corporation ("FSCI"), and its subsidiary Fisher Broadcasting Inc. completed acquisition of the broadcasting assets of Retlaw Enterprises, Inc., a California corporation, and eight wholly-owned limited liability companies ("Retlaw"). The broadcast assets acquired consist of eleven network-affiliated television stations in seven markets located in California, the Pacific Northwest, and Georgia.

     The acquired television stations will be owned and operated by Fisher Broadcasting Inc.

     Total consideration for the assets acquired was $216.7 million, which included $7.6 million of working capital. The amount of such purchase price was negotiated between the parties.

     The acquisition was financed from proceeds of Senior Credit Facilities with Bank of America National Trust and Savings Association as Administrative Agent, Credit Suisse First Boston as Syndication Agent, and other financial institutions party thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired. The financial statements required by Item 7(a) are not included in this initial report, and will be included in an amended report to be filed not later than 60 days after the date of this report.

     (b) Pro Forma Financial Information. The pro forma financial information required by Item 7(b) are not included in this initial report, and will be included in an amended report to be filed not later than 60 days after the date of this report.

     (c)  Exhibits

          2.1 Asset Purchase and Sale Agreement Among Fisher Companies Inc., and Fisher Broadcasting Inc., as the Purchaser and Retlaw Enterprises, Inc., Retlaw Broadcasting, L.L.C., Retlaw Broadcasting of Boise, L.L.C., Retlaw Broadcasting of Fresno, L.L.C., Retlaw Broadcasting of Idaho Falls, L.L.C., Retlaw Broadcasting of Yakima, L.L.C., Retlaw Broadcasting of Eugene, L.L.C., Retlaw Broadcasting of Columbus, L.L.C., and Retlaw Broadcasting of Augusta, L.L.C., as the Sellers, dated November 18, 1998, as amended November 30, 1998 and December 7, 1998 (Incorporated by reference to Exhibit 10.8 of the Company's Annual Report on Form 10-K for the year December 31, 1998 (Commission File No. 000-22349).

          2.2 Amendment No. 3 to Asset Purchase and Sale Agreement dated as of June 30, 1999.

          2.3 Amendment No. 4 to Asset Purchase and Sale Agreement dated as of July 1, 1999.

          99.1   Press Release issued by the Company on July 2, 1999.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 15, 1999

                                    FISHER COMPANIES INC.



                                    By: /s/ David D. Hillard
                                        ------------------------------------
                                        David D. Hillard
                                        Senior Vice President, Chief Financial
                                        Officer and Secretary

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